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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 1, 1998

                           SUNBELT NURSERY GROUP, INC.

               (Exact name of registrant as specified in charter)


                                    Delaware
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 1-9031

                                   75-1932993
                      (I.R.S. employer identification no.)

                             32382 Del Obispo Street
                      San Juan Capistrano, California 92675
                         (Address of principal executive
                          offices, including zip code)

                                 (714) 248-3811
                         (Registrant's telephone number,
                              including area code)


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Item 3.  Bankruptcy or Receivership

On April 1, 1998 the Company announced that it had filed for protection from its creditors under Chapter 11 of the U.S. Bankruptcy Code as of that date. The filing was made in the U.S. Bankruptcy Court in the Central District of California. The Company is expected to continue to operate during the reorganization process for the immediate future. Management intends to consider all available alternatives for the Company, including strategic sales of assets to create a viable core business as well as liquidation scenarios.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                             SUNBELT NURSERY GROUP, INC.




                             By: /s/ TIMOTHY R. DUOOS
                                ---------------------------------------
                                Timothy R. Duoos
                                Chairman of the Board
                                President and Chief Executive Officer

                             Date:  April 10, 1998